SCHEDULE 14 INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]
Check the appropriate box:
[X] Preliminary Proxy Statement
[   ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[   ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

Farmers National Banc Corp.

(Name of Registrant of Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11:

1. Title of each class of securities to which transaction applies:

2. Aggregate number of securities to which transaction applies:

3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4. Proposed maximum aggregate value of transaction:

5. Total fee paid:

[   ] Fee paid previously with preliminary materials.
[   ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the Form or Schedule and the date of its filing.

1. Amount Previously Paid:

2. Form, Schedule or Registration Statement No.:

3. Filing Party:

4. Date Filed:

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT
PROPOSAL NO. 1:
INFORMATION WITH RESPECT TO NOMINEES
SECURITY OWNERSHIP OF MANAGEMENT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
COMMITTEES OF THE BOARD OF DIRECTORS
SUMMARY COMPENSATION TABLE
FARMERS NATIONAL BANC CORP. 1999 STOCK OPTION PLAN
INDEBTEDNESS OF MANAGEMENT
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
EMPLOYMENT CONTRACTS OF EXECUTIVES
PERFORMANCE GRAPH
COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS
PRINCIPAL ACCOUNTING FIRM FEES
SHAREHOLDER PROPOSALS
ANNUAL REPORT ON FORM 10-K

FARMERS NATIONAL BANC CORP.

20 SOUTH BROAD STREET

CANFIELD, OHIO 44406

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON THURSDAY, MARCH 27, 2003

TO THE HOLDERS OF SHARES OF COMMON STOCK:

     NOTICE IS HEREBY GIVEN that pursuant to call of its Board of Directors, the Annual Meeting of the Shareholders of FARMERS NATIONAL BANC CORP.,
Canfield, Ohio will be held at Kenneth F. McMahon Hall at the Mill Creek
MetroParks Experimental & Educational Building at 7574 Columbiana-Canfield Rd.,
Canfield, Ohio 44406 on Thursday, March 27, 2003 at ten-thirty o’clock (10:30)
A.M., Eastern Standard Time, for the purpose of considering and voting upon the following matters:

1.

    ELECTION OF DIRECTORS. The election of three (3) director persons listed in the accompanying Proxy Statement for terms expiring in 2006.

2.

    TO TRANSACT SUCH OTHER BUSINESS as may properly come before the
Meeting or any adjournment thereof.

     Shareholders of record at the close of business on February 7, 2003 are the only shareholders entitled to notice of and to vote at the Annual
Shareholders Meeting.

By Order of the Board of Directors,

Frank L. Paden, President & Secretary

Canfield, Ohio

March 6, 2003

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT
YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE SIGN, DATE AND
COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE WHICH
REQUIRES NO POSTAGE.

FARMERS NATIONAL BANC CORP.

CANFIELD, OHIO 44406

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

MARCH 27, 2003

     Farmers National Banc Corp., herein referred to as “Farmers” or the
“Corporation” is furnishing this Proxy Statement to its shareholders in connection with the solicitation, by order of the Board of Directors of
Farmers, of proxies to be used at the Annual Meeting of Shareholders to be held on Thursday, March 27, 2003 at 10:30 A.M., Eastern Standard Time, at Kenneth F.
McMahon Hall at the Mill Creek MetroParks Experimental & Educational Building
at 7574 Columbiana-Canfield Rd., Canfield, Ohio 44406, and at any adjournments thereof. The Corporation is a one-bank holding company of which The Farmers
National Bank of Canfield is the wholly owned subsidiary.

     The cost for solicitation of proxies will be borne by Farmers. Brokerage firms and other custodians, nominees and fiduciaries may be requested to forward soliciting material to their principals and to obtain authorization for the execution of proxies. Farmers will, upon request, reimburse brokerage firms, and other custodians, nominees and fiduciaries for the execution of proxies and for their expenses in forwarding proxy material to their principals.

     The proxy statement and the form of proxy are being mailed on March 6,
2003 or as soon thereafter as practicable to all shareholders entitled to vote at the meeting. In addition to use of mails, proxies may be solicited by officers, directors, and employees of Farmers by personal interview, telephone or other forms of direct communication.

     The 2002 Annual Report, including the required audited financial statements of the Corporation and related financial information, is enclosed with this proxy statement and form of proxy.

VOTING RIGHTS

     Only shareholders of record at the close of business on February 7, 2003 will be entitled to vote at the meeting. As of February 7, 2003, Farmers had issued and outstanding 12,408,114 shares of common stock with no par value held by approximately 3,708 holders of record eligible to vote. Each outstanding share entitles the recordholder to one vote. The number of shares present at the meeting in person or by proxy will constitute a quorum for the transaction of business.

     It is important that your stock be represented at the meeting, regardless of the number of shares you may own. We would appreciate your signing and returning the enclosed proxy. The shares represented by each proxy, which is properly executed and returned to Farmers, will be voted in accordance with the instructions indicated in such proxy. If no instructions are indicated, shares represented by proxy will be voted “FOR” the election of each of the directors as described herein under Proposal 1. The proxy may be revoked at any time prior to its exercise, by delivering notice of revocation or a duly executed proxy bearing a later date to the Treasurer of the Corporation at any time before the proxy is voted. Shareholders who attend the meeting in person may vote their stock even though they may have sent in a proxy. No officer or employee of Farmers may be named as a proxy. If you received two or more proxy forms because of a difference in addresses or registration of shareholdings, each should be executed and returned in order to assure a complete tabulation of shares.

     The Corporation will appoint two officers to act as inspectors for the purpose of tabulating the votes cast by proxy. Broker non-votes and abstentions are not treated as votes cast for purposes of any of the matters to be voted on at the meeting.

     The Board of Directors knows of no other business that will be presented for consideration at the 2002 Annual Meeting other than the matters described in this Proxy Statement. If any other matters should come before the meeting, the proxy holders will vote upon them in accordance with their best judgment.

     PROPOSAL NO. 1:

     ELECTION OF DIRECTORS

         The Board of Directors of the Corporation currently consists of eight (8) directors and is divided into three (3) Classes. Three (3)
directors are in Class II whose terms expire March 2003 and are up for election this year, three (3) directors are in Class III whose terms expire March 2004, and two (2) directors are in Class I whose terms expire March 2005. Pursuant to the Code of Regulations, the authorized number of directors has been set at eight (8). The Board of Directors has nominated the three (3) persons named below to serve as directors in accordance with the proposal. The class in which each director is designated is identified below. Each of the nominees is presently a member of the Board of Directors and has consented to serve another term as director if re-elected. If any of the nominees should be unavailable to serve for any reason (which is not anticipated), the Board of
Directors may designate a substitute nominee or nominees (in which case the persons named on the enclosed proxy card will vote all valid proxy cards for the election of such substitute nominee or nominees), allow the vacancy or vacancies to remain open until a suitable candidate or candidates are located, or approve a resolution that provides for a lesser number of directors. It is presently anticipated that each person elected as a director of the Corporation at the annual meeting will be elected by the Corporation as a director of the Corporation’s wholly owned subsidiary, Farmers National Bank of Canfield.

    The three (3) nominees proposed for election at this Annual Meeting are
Benjamin R. Brown, Edward A. Ort and William D. Stewart.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” ELECTION OF THE
THREE NOMINEES NAMED IN THIS PROXY STATEMENT.

INFORMATION WITH RESPECT TO NOMINEES

     The following table sets forth, as of the Record Date, the names of the nominees and the continuing directors, as well as their ages, a brief description of their recent business experience, including occupations and employment, the year in which each director became a director of the
Corporation and the year in which their terms (or in the case of the nominees, proposed terms) as director of the Corporation expire.

Principal Occupation and Five Year Business

Director

Name

Experience

Age

Since (A)

Nominees

Benjamin R. Brown

President and Owner of Castruction Company, incorporated

    57

1991

Class II Director

in 1965. The Company designs and manufactures pre-cast

Three Year Term

shapes and associated products for the steel industry.

Expires 2006

Edward A. Ort

President of Ort Furniture Mfg. Co. since 1973. The

    73

1993

Class II Director

Company manufactures upholstered furniture, which is

Three Year Term

shipped to retail furniture stores in northeastern

Expires 2006

United States since 1957.

William D. Stewart

Chairman since 1996, formerly, President of Farmers

    73

1972

Class II Director

National Bank from 1972 to 1996 and President &

Three Year Term

Secretary of Farmers National Banc Corp. from 1983 to 1996.

    Expires 2006

    Continuing
Directors

Joseph D. Lane

Attorney and Principal of Lane & Rusu Co. L.P.A. since

    50

1999

Class I Director

1995. President & CEO of Lane Funeral Homes, Inc. since

Three Year Term

2002 and Lane Life Paramedics Ambulance Services since

Expires 2005

1985.

Ralph D. Macali

Vice President of Palmer J. Macali, Inc. since 1986.

    46

2001

Class III Director

The Company operates a Giant Eagle retail grocery

Three Year Term

store. Mr. Macali is a partner in P.M.R.P. Partnership,

Expires 2004

a real estate investment company since 1996 and is a
limited partner in the Macali Family Limited Partnership
since 1998.

David C. Myers

President and Owner of Myers Equipment Corp. since

    74

1988

Class III Director

1955. The Company sells truck equipment and school

Three Year Term

buses. Mr. Myers has operated a 2,000 acre farm since

Expires 2004

1946.

Frank L. Paden

President & CEO of Farmers National Bank since 1996 and

    51

1992

Class III Director

EVP/Sr. Loan Officer since 1991. President & Secretary

Three Year Term

of Farmers National Banc Corp. since 1996.

Expires 2004

Ronald V. Wertz

CPCU, CIC, Vice President with Acordia Insurance since

    56

1989

Class I Director

1998. Previously was President and Owner of Boyer

Three Year Term

Insurance, Inc. since 1981.

Expires 2005

(A)  Includes the period served as a director of The Farmers National Bank of
Canfield prior to its reorganization into a wholly owned subsidiary of this
Corporation in 1983.

SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth information regarding beneficial ownership as of December 31, 2002, of the Corporation’s common shares of each Director and each Executive Officer and all Directors and Executive Officers as a group.

Aggregate Number of

Shares Beneficially

Percent of

Name

Owned (A)

Outstanding Shares

Benjamin R. Brown

58,047

.47
%

Joseph D. Lane

10,425

.08
%

Ralph D. Macali

90,822

.73
%

David C. Myers

61,520

.49
%

Edward A. Ort

20,059

.16
%

Frank L. Paden

24,759

.20
%

William D. Stewart

59,774

.48
%

Ronald V. Wertz

91,823

.74
%

Carl D. Culp, EVP & CFO

1,766

.01
%

Donald F. Lukas, Senior VP

438

.00
%

All Directors and Executive Officers as a Group

419,433
(B)

3.37
%

(A)  Information relating to beneficial ownership is based upon information available to Farmers and uses “Beneficial Ownership” concepts set forth in the rules of the Securities and Exchange Commission under the Securities Exchange
Act of 1934, as amended. Under such rules, Beneficial Ownership includes those shares over which an individual has sole or shared voting, and/or investment powers such as beneficial interest of a spouse, minor children, or other relatives living in the home of the named individual, trusts, estates and certain affiliated companies.

(B)  Includes 24,759 shares held by Frank L. Paden; 1,766 shares held by Carl D.
Culp and 438 shares held by Donald F. Lukas.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the
Corporation’s directors and executive officers, and persons who own more than
10% of a registered class of the Corporation’s equity securities, to file with the Securities and Exchange Commission (the “SEC”) initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Corporation. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Corporation with copies of all
Section 16(a) forms they file.

     To the Corporation’s knowledge, based solely on a review of the copies of such reports furnished to the Corporation and written representations that no other reports were required, during 2002, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.

COMMITTEES OF THE BOARD OF DIRECTORS

     During 2002, the Board of Directors of the Corporation held twelve regular monthly meetings and three special meetings. All directors attended at least
75% of the aggregate number of meetings of the Board of Directors and the respective committees on which they serve. Members of the Board of Directors receive $500 for each board meeting they attend, and $300 for each committee meeting they attend with the exception of Mr. Paden who does not receive any compensation for committee meetings.

     At the director’s organizational meeting, held immediately following the last Annual Shareholders Meeting of the Farmers National Banc Corp., held on
March 28, 2002, the following committees were appointed by the President &
Secretary:

     The Board of Directors has an Audit Committee consisting of Messrs. Myers,
Brown, Ort and Wertz. Each of the members is independent from the Company, in accordance with the requirements of the National Association of Securities
Dealers. The Audit Committee met five times in 2002. Included in the functions performed by the Audit Committee are (i) review the internal auditing procedures and controls of the Corporation and its subsidiary; (ii) review reports prepared by the internal and external auditor; (iii) formally report to the full Board of Directors its evaluations, conclusions and recommendations with respect to the Corporation’s implementation of its policies, practices and controls; (iv) hold discussions with external auditors regarding the quality of the Corporation’s financial reporting; (v) recommend to the Board of
Directors that the Corporation’s financial statements be included in the annual report in Form 10-K filing; and (vi) review and discuss audited financial statements with management. The Audit Committee received a letter from its external auditor containing the disclosures required by the Independence
Standards Board (ISB) Standard No. 1, and had discussion with the auditor regarding the auditor’s independence.

     The Board of Directors has a Discount Loan Committee consisting of all the directors. The function of this committee is to review all loans made during the previous week and to approve any new loan applications or loan commitments which are greater than the lending limits of specific loan officers or the
Executive Loan Committee. This committee meets on a regular weekly basis with three members of the bank’s Executive Loan Committee.

     The Board of Directors has a Building Committee consisting of all the directors. The function of this committee is to oversee site selection for new offices, remodeling projects and any other modifications to the Corporation’s buildings. This committee met once in 2002.

     The Board of Directors has a Long Range and Strategic Planning Committee
consisting of all the directors. This committee is responsible for the formulation and implementation of the Corporation’s long range Strategic Plan and short term Business Plan. This committee did not meet in 2002.

     The Board of Directors has a Risk Management and Insurance Committee
consisting of Messrs. Wertz, Brown, Macali and EVP/CFO Culp. The function of this committee is to annually review all insurance protection and coverage maintained by the Corporation. This committee met once in 2002.

     The Board of Directors has an Executive Compensation and Employees Salary
Committee consisting of Messrs. Brown, Macali, Lane, Myers, Ort, Stewart and
Wertz. During 2002, this Compensation Committee met once. Duties of this committee include reviewing the performance of and establishing compensation for the officers of the Corporation’s subsidiary, Farmers National Bank of
Canfield. The Compensation Committee also administers the Farmers National Banc
Corp. 1999 Stock Option Plan.

     The Board of Directors has a Nominating Committee consisting of all the directors. During 2002, the Nominating Committee met once. This committee is responsible for selecting and

recommending to the Board of Directors with
respect to: (a) nominees for election at the Annual Meeting of the shareholders; (b) nominees to fill Board vacancies; and (c) the composition of membership of the various other standing board committees. The Nominating
Committee will consider director nominees recommended by shareholders, provided these nominations are in accordance with the procedures set forth in the
Corporation’s Code of Regulations.

     NOTE: THE ABOVE COMMITTEES ARE COMMITTEES OF THE FARMERS NATIONAL BANK OF
CANFIELD (THE BANK), A WHOLLY OWNED SUBSIDIARY OF FARMERS NATIONAL BANC CORP.
CURRENTLY, THE MEMBERS OF FARMERS’ BOARD OF DIRECTORS ALSO SERVE AS THE
DIRECTORS OF THE BANK, AND ATTEND BOARD MEETINGS FOR BOTH FARMERS AND THE BANK.
ALTHOUGH THESE MEETINGS ARE CONDUCTED SEPARATELY ON THE SAME DAY, A MEMBER
RECEIVES COMPENSATION (WHICH IS PAID BY FARMERS) FOR ONLY ONE MEETING;
CONSEQUENTLY, MEMBERS ATTENDING A MEETING OF THE BOARDS OF BOTH FARMERS AND THE
BANK ON A SINGLE DAY ARE CREDITED WITH ONE BOARD MEETING FOR ATTENDANCE AND
COMPENSATION PURPOSES.

SUMMARY COMPENSATION TABLE

Annual Salary

401(k)

All Other

Name and Principal

and Director Fees

Corporation

Compensation

Position

Year

(a)

Contribution (b)

Bonus

(c)

Frank L. Paden

2002

188,750

12,600

0

718

President & CEO

2001

169,750

12,400

0

718

2000

155,500

11,680

0

715

Carl D. Culp, EVP & CFO

2002

102,000

7,140

0

281

2001

92,500

7,400

7,708

256

2000

82,500

6,600

0

224

Donald F. Lukas

2002

106,000

7,420

0

1,341

Senior Vice President

2001

97,900

7,832

8,158

1,305

2000

90,000

7,200

0

632

(a)  The amount of Director Fees included in this annual amount is as follows:
Paden ($8,750, $9,750 and $9,500 for 2002, 2001 and 2000
respectively).

(b)  In May 1996, the Corporation adopted a 401(k) Profit Sharing Retirement
Savings Plan. All employees of the Bank who have completed at least one year of service and meet certain other eligibility requirements are eligible to participate in the Plan. Under the terms of the Plan, employees may voluntarily defer a portion of their annual compensation, not to exceed 15%, pursuant to Section 401(k) of the Internal Revenue Code. The Bank matches a percentage of the participants’ voluntary contributions up to 6% of gross wages. In addition, at the discretion of the Board of Directors, the Bank may make an additional profit sharing contribution to the Plan. The Bank’s contributions are subject to a vesting schedule and the Plan meets the requirements of Section 401(a) of the Internal Revenue Code and Department of
Labor Regulations under ERISA.

(c)  Amounts represent cost of group term life insurance and other benefits.

     Listed is the total compensation paid by the Corporation’s subsidiary, The
Farmers National Bank of Canfield during the latest fiscal year to the named person(s) for their respective services in all capacities, specifically setting forth the direct compensation to the President & CEO and Executive Officers who
received cash and cash equivalent compensation in excess of $100,000. The compensation set forth above has been approved by the Compensation Committee of the Board of Directors.

     In 1991, as a result of certain changes in the Internal Revenue Code, the
Bank’s pension plan was amended to reduce significantly the benefits of several key employees, including those of Mr. Paden and Mr. Lukas. As a result, the
Bank has entered into Deferred Compensation Agreements with certain of its executive officers, including Mr. Paden and Mr. Lukas. Under the terms of the
Deferred Compensation Agreements, Mr. Paden will receive monthly payments of
$930.00 and Mr. Lukas will receive monthly payments of $815.00. The monthly payments will commence with their retirement age of 65 and will continue for a period of 204 months. These agreements also provide that these executive officers will be available to perform consulting services for the Bank during the period

he is receiving these payments, and prohibits him from entering into competition with the Bank during that same period. In the event that any payments should still remain due and payable to the executive officer under the
Agreement at the time of his death, those payments would be made to his surviving spouse. In the event that any payment should still remain due and payable to either the executive officer or his spouse under the Agreement at the death of the survivor of them, those payments would be reduced to their then present value at a predetermined rate of interest and paid to the estate of the survivor in a lump sum. Payments will be prorated in the event the employee retires before the age of 65, and will be increased if he retires after the age of 65. These Agreements are funded by life insurance policies owned by the Bank, on which the Bank is the beneficiary and on which the Bank pays the premiums.

FARMERS NATIONAL BANC CORP. 1999 STOCK OPTION PLAN

     The following table sets forth the incentive stock options granted to the
Corporation’s President & CEO and Executive Officers under the Farmers National
Banc Corp. 1999 Stock Option Plan. Under Securities and Exchange Commission
regulation, companies are required to project an estimate of appreciation of the underlying shares of stock during the option term. The Corporation has chosen the “five percent/ten percent” formula approved by the SEC. However, the ultimate value will depend on the market value of the Corporation’s stock at a future date, which may not correspond to the projections below. The grants of incentive stock options described below have been approved by the
Compensation Committee of the Board of Directors.

Potential Realizable Value

at Assumed Annual Rates

of Stock Price

Appreciation

Individual Grants

for Option Term

% of Total

Options

Exercise

Options

Granted to

Price (2)

Name

Granted

Employees

Per share

Expiration Date

5%

10%

(1)

Frank L. Paden

7,500

13.39
%

$
11.00

11/09/2009

$
121,890

$
176,846

Carl D. Culp

3,000

5.35
%

$
11.00

11/09/2009

$
48,756

$
70,738

Donald F. Lukas

3,000

5.35
%

$
11.00

11/09/2009

$
48,756

$
70,738

(1)  Options granted in 2001 are incentive stock options, which are exercisable equally over a five-year vesting period; however, all options become immediately exercisable in the event of a change in control of the Corporation.
These options were granted for a term of eight years, subject to earlier termination in certain events related to termination of employment.

(2)  Exercise price is the fair market value on the date of the grant.

     The following table sets forth the number and value of all unexercised incentive stock options held by the Corporation’s President & CEO and Executive
Officers at year-end. The value of “in-the-money” options refers to options having an exercise price, which is less than the market price of the
Corporation’s stock on December 31, 2002. In addition, the table sets forth the number of options exercised, if any, during the year and indicates the amount of value realized upon such exercise.

Value ($) of

Number (#) of

Unexercised

Unexercised Options

Options on

on 12/31/02

12/31/02 (2)

Shares Acquired on

Net Value($)

Exercisable/

Exercisable/

Name

Exercise

Realized(1)

Unexercisable

Unexerciable

Frank L. Paden

0

$
0

0/7,500

$0/$0

Carl D. Culp

0

$
0

0/3,000

$0/$0

Donald F. Lukas

0

$
0

0/3,000

$0/$0

(1)  Represents estimated market value of the Corporation’s common stock at exercise date, less the exercise price.

(2)  Represents estimated market value of the Corporation’s common stock at
December 31, 2002 less the exercise price.

INDEBTEDNESS OF MANAGEMENT

     The Bank has had, and expects to have in the future, banking transactions in the ordinary course of business with directors, executive officers and their associates on the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others.
Since the beginning of 2002, the largest aggregate extensions of credit to executive officers, directors and their associates during the year ended
December 31, 2002 was $3,324,000 or 4.11% of Equity Capital Accounts. In the
opinion of the management of the Bank, these transactions do not involve more than a normal risk of collection or present any unfavorable features.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors is made up of all of the outside directors of Farmers. No officers of the Corporation sit on this committee. This committee reports back to the full board, but its decisions are not subject to full board approval. The committee has the purpose and responsibility of providing the Bank, its staff and the communities it serves with consistent long-term leadership of the highest quality possible while protecting the interests of the shareholders.

     The committee sets the limits for compensation increases in the aggregate for all staff, reviews performance of executive officers and sets their salaries for the coming year. The committee also negotiated the terms of the executive contracts referred to at Employment Contracts of Executives, below.
In addition, any incentive/bonus program is set by the board based on the recommendation of the Compensation Committee.

     The committee takes a straightforward approach to the review of executives and bases its consideration of salaries on specific job performance, contribution to target levels of growth, profitability, stability, capital and return on equity (ROE) and return on assets (ROA). Also considered is the executive’s contribution to the general success of the Bank and its business plan. Successful bank operations are contingent upon accomplishment in all areas and integration with the business community’s direction and success in the Bank’s market areas. Executive performance must therefore be evaluated by using these factors as well. Specific results of each executive’s area of responsibility are evaluated and considered, but would not be appropriately discussed here as a matter of confidentiality.

     The committee evaluates the President on the same basis as other executive officers with weight being given to the achievement of target levels of growth, capital and return on equity and, in addition, specific target goals of the overall strategic plan of the Bank.

     The members of the Compensation Committee are Benjamin R. Brown, Chairman;
Ralph D. Macali, Joseph D. Lane, David C. Myers, Edward A. Ort, William D.
Stewart and Ronald V. Wertz. No member has registered a disagreement with the above report.

EMPLOYMENT CONTRACTS OF EXECUTIVES

     The Corporation has entered into employment contracts with Frank L. Paden,
Carl D. Culp, and Donald F. Lukas. The Corporation desires to provide for the continued employment of these executives resulting in continuity of management for the future. Each executive has entered into an employment contract on or about March 29, 2001. Each employment contract for each respective executive provides the following terms and conditions of employment:

•

    Each executive shall have a term of employment commencing on the date of the employment contract and continuing until that annual meeting which takes place during the third calendar year following the date of the agreement. At each successive annual meeting after the date of execution, the term of employment is renewed for an additional three-year period of time. The agreement shall continue until terminated pursuant to its terms.

•

    The executive can only be terminated by the Corporation for cause, as that term is described in the agreement. If terminated, the executive shall be paid his salary for his remaining term of employment. Such payment shall be made in lump sum.

•

    If a change in control of the Corporation shall occur and the executive leaves the employment of the Corporation within eighteen (18)
months following the change of control, in addition to the above compensation, the employee shall receive a lump sum payment of three
(3) times his prior year’s compensation.

•

    If the executive is terminated without cause, or leaves the
Corporation within eighteen (18) months following a change of control, or if the board fails to elect the executive to a position of comparable duties and responsibilities then being served by the executive, all stock options previously granted to the executive shall become immediately exercisable and vested.

     The Compensation Committee of the Board of Directors approved the terms of the employment contracts.

Compensation Committee Interlocks and Insider Participation

     No member of the Compensation Committee is currently or was at any time during 2002, an officer or an employee of, or had an employment agreement with the Corporation or the Bank. No corporate or committee interlocks exist which require disclosure under SEC regulations.

PERFORMANCE GRAPH

     The Securities and Exchange Commission requires a line graph presentation comparing cumulative, five-year shareholder returns on an indexed basis with a broad equity market index and either a nationally recognized industry standard or an index of peer companies selected by the Corporation. The Corporation has selected the NASDAQ Stock Market US Index and the NASDAQ Bank Index for
purposes of this performance comparison. The Performance Graph set forth below, assumes an investment of $100 on December 31, 1997 and compares year-end totals shareholder returns, assuming dividends are reinvested, for a five-year period ending December 31, 2002.

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

AMONG FARMERS NATIONAL BANC CORP., THE NASDAQ STOCK MARKET (U.S.) INDEX AND THE

NASDAQ BANK INDEX

[GRAPHIC]

Dec-97

Dec-98

Dec-99

Dec-00

Dec-01

Dec-02

FARMERS NATIONAL BANC CORP

100

143

104

60

91

125

NASDAQ STOCK MARKET (U.S.)

100

141

261

157

125

86

NASDAQ BANK

100

99

96

109

118

121

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     Hill Barth and King LLC has served as the Corporation’s independent public accountant for the fiscal year ending December 31, 2002. They have served in that capacity since 1983. Hill Barth and King LLC is expected to have a representative present at the Annual Meeting and will be available to respond to shareholders’ questions and if it desires, will have an opportunity to make any statement it considers appropriate.

PRINCIPAL ACCOUNTING FIRM FEES

     The following table sets forth the aggregate fees billed to Farmers
National Banc Corp. for the fiscal year ended December 31, 2002 by the
Corporation’s principal accounting firm, Hill Barth & King LLC:

     Audit Fees

$
115,663

All Other Fees *

$
22,445

$
138,108

•     The Audit Committee has considered whether the provision of these services is compatible with maintaining the principal accountant’s independence.

SHAREHOLDER PROPOSALS

     Any Shareholder proposal intended to be placed in the Proxy Statement for the 2003 Annual Meeting to be held in March 2004 must be received by the
Corporation no later than December 1, 2003. Written proposals should be sent to Carl D. Culp, Executive Vice President and Treasurer, Farmers National Banc
Corp., 20 South Broad Street, P.O. Box 555, Canfield, Ohio 44406. Each
proposal submitted should be accompanied by the name and address of the shareholder submitting the proposal and the number of shares owned. If the proponent is not a shareholder of record, proof of beneficial ownership should also be submitted. All proposals must be a proper subject for action and comply with the proxy rules of the Securities and Exchange Commission.
Reference is made to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, for information concerning the content and form of such proposal and the manner in which such proposal must be made.

ANNUAL REPORT ON FORM 10-K

     A copy of the Corporation’s 2002 report filed with the Securities and
Exchange Commission, on Form 10-K, will be available without charge to shareholders upon written request to Carl D. Culp, Executive Vice President and
Treasurer, Farmers National Banc Corp., 20 South Broad Street, P.O. Box 555,
Canfield, Ohio 44406.

BY ORDER OF THE BOARD OF DIRECTORS,

FRANK L. PADEN, PRESIDENT & SECRETARY

FARMERS NATIONAL BANC CORP.

20 South Broad St., P.O. Box 555, Canfield, Ohio 44406

PROXY FOR ANNUAL MEETING

SOLICITED BY THE BOARD OF DIRECTORS

KNOW ALL MEN BY THESE PRESENT, that I, the Undersigned Shareholder of Farmers
National Banc Corp. of Canfield, Ohio, do hereby nominate and appoint William
D. Calhoun, Ronald V. Wertz and David W. Yeany (no officer or employee of the
Corporation may be named as proxy) or any one of them (with full power to act alone), my true and lawful attorney(s) with full power of substitution, for me and in my name, place and stead to vote all the Common Stock of said
Corporation standing in my name on its books on February 7, 2003, at the Annual
Meeting of its Shareholders to be held at Kenneth F. McMahon Hall at the Mill
Creek MetroParks Experimental & Educational Building at 7574
Columbiana-Canfield Rd., Canfield, Ohio 44406 on Thursday, March 27, 2003 at
ten-thirty o’clock (10:30) A.M., Eastern Standard Time, or any adjournment thereof with all the powers the undersigned would possess if personally present as follows:

1.

    ELECTION OF DIRECTORS: The election of the three (3) persons listed in the Proxy Statement dated March 6, 2003 accompanying the notice of said meeting.

FOR

AGAINST

WITHHOLD

Benjamin R. Brown

Edward A. Ort

William D. Stewart

2.

    SUCH OTHER BUSINESS as may properly come before the meeting or any adjournment thereof.

     IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY, THIS PROXY CONFERS
AUTHORITY TO VOTE AND WILL BE VOTED “FOR” EACH PROPOSITION LISTED. If any
other business is presented at said meeting, this Proxy shall be voted in accordance with the recommendations of the Board of Directors.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE LISTED PROPOSITION.
This proxy is solicited on behalf of the Board of Directors and may be revoked prior to its exercise.

     WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE
(whether or not you plan to attend the meeting in person).

     IF YOU DO ATTEND THE MEETING, YOU MAY THEN WITHDRAW YOUR PROXY. THE PROXY
MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE.

    DATED

Signature of Shareholder(s) *

*When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign. All joint holders must sign.